UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2006

CIT EQUIPMENT COLLATERAL 2006-VT2
(Exact name of issuing entity as specified in its charter)
Commission File Number: 333-122288-04

CIT FUNDING COMPANY, LLC
(Exact name of depositor as specified in its charter)
Commission File Number: 000-30501

Delaware	22-3634034

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey	07039

(Address of principal executive offices)	(Zip Code)

Depositor's telephone number, including area code (973) 740-5000

____________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Solicitation material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

     CIT Funding Company, LLC (the “Depositor”) has registered $4,000,000,000 in receivable-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (File No. 333-122288).

     On November 22, 2006 (the “Closing Date”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.3 (the “Pooling and Servicing Agreement”), the Depositor caused CIT Equipment Collateral 2006-VT2 (the “Issuing Entity”) to issue $258,000,000 in aggregate principal amount of 5.34435% Receivable-Backed Class A-1 Notes, $144,000,000 in aggregate principal amount of 5.19% Receivable-Backed Class A-2 Notes, $180,000,000 in aggregate principal amount of 5.07% Receivable-Backed Class A-3 Notes, $100,524,000 in aggregate principal amount of 5.05% Receivable-Backed Class A-4 Notes, $16,689,000 in aggregate principal amount of 5.24% Receivable-Backed Class B Notes, $20,397,000 in aggregate principal amount of 5.29% Receivable-Backed Class C Notes, and $22,264,116 in aggregate principal amount of 5.46% Receivable-Backed Class D Notes (the “Notes”).

     This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance and the sale of the Notes.

     The Notes represent obligations of the Issuing Entity. The Issuing Entity was created pursuant to a Trust Agreement, dated November 2, 2006, as amended and restated by the Amended and Restated Trust Agreement attached hereto as Exhibit 4.2.

     The Notes were issued pursuant to an Indenture, attached hereto as Exhibit 4.1, dated October 1, 2006, among the Issuing Entity and Deutsche Bank Trust Company Americas, as indenture trustee.

     The primary assets of the Issuing Entity are a pool of contracts, including certain equipment leases and financing agreements (the “Contracts”), a security interest in the underlying contracts and other property relating to the Contracts, which were transferred to the Issuing Entity on the Closing Date pursuant to the Pooling and Servicing Agreement.

     As of the Closing Date, the Contracts had the characteristics described in the Prospectus dated November 13, 2006, the Preliminary Prospectus Supplement previously filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b)(2) of the Act on November 15, 2006, and the Prospectus Supplement dated November 14, 2006 previously filed with the Commission on November 21, 2006 pursuant to Rule 424(b)(5) of the Act.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 9.01      Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 14, 2006, among CIT Funding Company, LLC,
CIT Financial USA, Inc., and Morgan Stanley & Co. Incorporated and Barclays Capital
Inc., as representatives of the several underwriters.

4.1	Indenture, dated October 1, 2006, between CIT Equipment Collateral 2006-VT2 and
Deutsche Bank Trust Company Americas, as Indenture Trustee.

4.2	Amended and Restated Trust Agreement, dated October 1, 2006, between CIT Funding
Company, LLC, as Depositor, and The Bank of New York (Delaware), as Owner Trustee.

4.3	Pooling and Servicing Agreement, dated October 1, 2006, among CIT Equipment
Collateral 2006-VT2, as Trust, CIT Funding Company, LLC, as Depositor, and CIT
Financial USA, Inc., as Servicer.

10.1	Administration Agreement, dated October 1, 2006, among CIT Equipment Collateral
2006-VT2, as Issuer, CIT Financial USA, Inc., as Administrator, CIT Funding Company,
LLC, as Depositor, and Deutsche Bank Trust Company Americas, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT Funding Company, LLC

(Depositor)

Date: November 28, 2006	By: /s/ Mark A. Carlson
(Signature)

	Name:	Mark A. Carlson
	Title:	Senior Vice President